MetLife 2016 Investor Day November 10, 2016 Exhibit 99.1

Introduction John A. Hall Senior Vice President, Investor Relations

Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information

Safe Harbor Statement This presentation may contain or incorporate by reference information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events. These statements can be identified by the fact that they do not relate strictly to historical or current facts. They use words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe" and other words and terms of similar meaning, or are tied to future periods, in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future actions, prospective services or products, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, trends in operations and financial results. Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining the actual future results of MetLife, Inc., its subsidiaries and affiliates. These statements are based on current expectations and the current economic environment. They involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements. Risks, uncertainties, and other factors that might cause such differences include the risks, uncertainties and other factors identified in MetLife, Inc.’s filings with the U.S. Securities and Exchange Commission. These factors include: (1) difficult conditions in the global capital markets; (2) increased volatility and disruption of the global capital and credit markets, which may affect our ability to meet liquidity needs and access capital, including through our credit facilities, generate fee income and market-related revenue and finance statutory reserve requirements and may require us to pledge collateral or make payments related to declines in value of specified assets, including assets supporting risks ceded to certain of our captive reinsurers or hedging arrangements associated with those risks; (3) exposure to global financial and capital market risks, including as a result of the pending withdrawal of the United Kingdom from the European Union, other disruption in Europe and possible withdrawal of one or more countries from the Euro zone; (4) impact on us of comprehensive financial services regulation reform, including potential regulation of MetLife, Inc. as a non-bank systemically important financial institution, or otherwise; (5) numerous rulemaking initiatives required or permitted by the Dodd-Frank Wall Street Reform and Consumer Protection Act which may impact how we conduct our business, including those compelling the liquidation of certain financial institutions; (6) regulatory, legislative or tax changes relating to our insurance, international, or other operations that may affect the cost of, or demand for, our products or services, or increase the cost or administrative burdens of providing benefits to employees; (7) adverse results or other consequences from litigation, arbitration or regulatory investigations; (8) unanticipated developments that could delay, prevent or otherwise adversely affect the separation of Brighthouse Financial; (9) our ability to address difficulties, unforeseen liabilities, asset impairments, or rating agency actions arising from (a) business acquisitions and integrating and managing the growth of such acquired businesses, (b) dispositions of businesses via sale, initial public offering, spin-off or otherwise, including failure to achieve projected operational benefit from such transactions; (c) entry into joint ventures, or (d) legal entity reorganizations; (10) potential liquidity and other risks resulting from our participation in a securities lending program and other transactions, including any separated business’ incurrence of debt in connection with such a separation; (11) investment losses and defaults, and changes to investment valuations; (12) changes in assumptions related to investment valuations, deferred policy acquisition costs, deferred sales inducements, value of business acquired or goodwill; (13) impairments of goodwill and realized losses or market value impairments to illiquid assets; (14) defaults on our mortgage loans; (15) the defaults or deteriorating credit of other financial institutions that could adversely affect us; (16) economic, political, legal, currency and other risks relating to our international operations, including with respect to fluctuations of exchange rates; (17) downgrades in our claims paying ability, financial strength or credit ratings; (18) a deterioration in the experience of the closed block established in connection with the reorganization of Metropolitan Life 3 (ii)

Safe Harbor Statement (Continued) Insurance Company; (19) availability and effectiveness of reinsurance, hedging, or indemnification arrangements, as well as any default or failure of counterparties to perform; (20) differences between actual claims experience and underwriting and reserving assumptions; (21) ineffectiveness of risk management policies and procedures; (22) catastrophe losses; (23) increasing cost and limited market capacity for statutory life insurance reserve financings; (24) heightened competition, including with respect to pricing, entry of new competitors, consolidation of distributors, the development of new products by new and existing competitors, and for personnel; (25) exposure to losses related to variable annuity guarantee benefits, including from significant and sustained downturns or extreme volatility in equity markets, reduced interest rates, unanticipated policyholder behavior, mortality or longevity, and any adjustment for nonperformance risk; (26) legal, regulatory and other restrictions affecting MetLife, Inc.’s ability to pay dividends and repurchase common stock; (27) MetLife, Inc.’s and its subsidiary holding companies’ primary reliance, as holding companies, on dividends from its subsidiaries to meet its free cash flow targets and debt payment obligations and the applicable regulatory restrictions on the ability of the subsidiaries to pay such dividends; (28) the possibility that MetLife, Inc.’s Board of Directors may influence the outcome of stockholder votes through the voting provisions of the MetLife Policyholder Trust; (29) changes in accounting standards, practices and/or policies; (30) increased expenses relating to pension and postretirement benefit plans, as well as health care and other employee benefits; (31) inability to protect our intellectual property rights or claims of infringement of the intellectual property rights of others; (32) difficulties in marketing and distributing products through our distribution channels; (33) provisions of laws and our incorporation documents may delay, deter or prevent takeovers and corporate combinations involving MetLife; (34) the effects of business disruption or economic contraction due to disasters such as terrorist attacks, cyberattacks, other hostilities, or natural catastrophes, including any related impact on the value of our investment portfolio, our disaster recovery systems, cyber- or other information security systems and management continuity planning; (35) any failure to protect the confidentiality of client information; (36) the effectiveness of our programs and practices in avoiding giving our associates incentives to take excessive risks; (37) restrictions, liabilities, losses or indemnification obligations arising from any transitional services or tax arrangements related to the separation of any business, or from the failure of such a separation to qualify for any intended tax-free treatment; and (38) other risks and uncertainties described from time to time in MetLife, Inc.’s filings with the U.S. Securities and Exchange Commission.   MetLife, Inc. does not undertake any obligation to publicly correct or update any forward-looking statement if MetLife, Inc. later becomes aware that such statement is not likely to be achieved. Please consult any further disclosures MetLife, Inc. makes on related subjects in reports to the U.S. Securities and Exchange Commission.   3 (iii)

Explanatory Note on Non-GAAP Financial Information In this presentation, MetLife, Inc. presents certain measures of its performance that are not calculated in accordance with accounting principles generally accepted in the United States of America (“GAAP”). MetLife believes that these non-GAAP financial measures enhance the understanding of MetLife’s performance by highlighting the results of operations and the underlying profitability drivers of the business. The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP: Any references in this presentation (except in this Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information) to: should be read as, respectively:     (i) operating earnings; (i) operating earnings available to common shareholders; (ii) return on equity; (ii) return on MetLife, Inc.’s common stockholders’ equity; (iii) return on equity, excluding AOCI other than FCTA; (iii) return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI, other than FCTA; (iv) operating return on equity, excluding AOCI other than FCTA; (iv) operating return on MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA; (v) tangible return equity; and (v) return on MetLife, Inc.’s tangible common stockholders’ equity; and (vi) operating tangible return on equity. (vi) operating return on MetLife, Inc.’s tangible common stockholders’ equity. 3 (iv)

3 (v)   Non-GAAP financial measures:    Comparable GAAP financial measures:     (i) operating revenues; (i)  revenues; (ii) operating expenses; (ii) expenses; (iii) operating earnings; (iii) income (loss) from continuing operations, net of income tax; (iv) operating earnings available to common shareholders; (iv) net income (loss) available to MetLife, Inc.’s common shareholders; (v) operating return on equity; (v)  return on equity; (vi) MetLife, Inc.’s tangible common stockholders’ equity; (vi) MetLife, Inc.’s stockholders’ equity; (vii) MetLife, Inc.’s tangible common stockholders’ equity, adjusted for total notable items; (vii) MetLife, Inc.’s stockholders’ equity; (viii) MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA; and (viii) MetLife, Inc.’s stockholders’ equity; and (ix) free cash flow of all holding companies. (ix) MetLife, Inc.’s net cash provided by (used in) operating activities. Explanatory Note on Non-GAAP Financial Information(Continued) Reconciliations of these measures to the most directly comparable GAAP measures are included in this Cautionary Statement on Forward Looking Statements and Non-GAAP Financial Information. MetLife’s definitions of the various non-GAAP and other financial measures discussed in this presentation may differ from those used by other companies:

Operating earnings and related measures: operating earnings; and operating earnings available to common shareholders These measures are used by management to evaluate performance and allocate resources. Consistent with GAAP guidance for segment reporting, operating earnings is also MetLife’s GAAP measure of segment performance. Operating earnings and other financial measures based on operating earnings are also the measures by which MetLife senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans. Operating earnings and other financial measures based on operating earnings allow analysis of our performance relative to our business plan and facilitate comparisons to industry results. Operating earnings is defined as operating revenues less operating expenses, both net of income tax. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends.   Operating revenues and operating expenses These financial measures, along with the related operating premiums, fees and other revenues, focus on our primary businesses principally by excluding the impact of market volatility, which could distort trends, and revenues and costs related to non-core products and divested businesses and certain entities required to be consolidated under GAAP. Also, these measures exclude results of discontinued operations and other businesses that have been or will be sold or exited by MetLife and are referred to as divested businesses. In addition, for the three months ended March 31, 2016 and for the nine months ended Sept. 30, 2016, operating revenues and operating expenses exclude the financial impact of converting MetLife’s Japan operations to calendar-year end reporting without retrospective application of this change to prior periods and is referred to as lag elimination. Operating revenues also excludes net investment gains (losses) (“NIGL”) and net derivative gains (losses) (“NDGL”). Operating expenses also excludes goodwill impairments. The following additional adjustments are made to revenues, in the line items indicated, in calculating operating revenues: Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL and certain variable annuity guaranteed minimum income benefits ("GMIB") fees ("GMIB Fees"); Net investment income: (i) includes earned income on derivatives and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments but do not qualify for hedge accounting treatment, (ii) excludes post-tax operating earnings adjustments relating to insurance joint ventures accounted for under the equity method, (iii) excludes certain amounts related to contractholder-directed unit-linked investments, and (v) excludes certain amounts related to securitization entities that are variable interest entities ("VIEs") consolidated under GAAP; and Other revenues are adjusted for settlements of foreign currency earnings hedges. Explanatory Note on Non-GAAP Financial Information(Continued) 3 (vi)

Explanatory Note on Non-GAAP Financial Information(Continued) The following additional adjustments are made to expenses, in the line items indicated, in calculating operating expenses: Policyholder benefits and claims and policyholder dividends excludes: (i) changes in the policyholder dividend obligation related to NIGL and NDGL, (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and other pass through adjustments, (iii) benefits and hedging costs related to GMIBs (GMIB costs), and (iv) market value adjustments associated with surrenders or terminations of contracts (Market Value Adjustments); Interest credited to policyholder account balances includes adjustments for earned income on derivatives and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment and excludes amounts related to net investment income earned on contractholder-directed unit-linked investments; Amortization of deferred policy acquisition costs (“DAC”) and value of business acquired (“VOBA”) excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs and (iii) Market Value Adjustments; Amortization of negative VOBA excludes amounts related to Market Value Adjustments; Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and Other operating expenses excludes costs related to: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements, and (iii) acquisition, integration and other costs. Operating earnings also excludes the recognition of certain contingent assets and liabilities that could not be recognized at acquisition or adjusted for during the measurement period under GAAP business combination accounting guidance.   The tax impact of the adjustments mentioned are calculated net of the U.S. or foreign statutory tax rate, which could differ from MetLife’s effective tax rate. Additionally, the provision for income tax (expense) benefit also includes the impact related to the timing of certain tax credits, as well as certain tax reforms. Return on equity, allocated equity and related measures: MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA: MetLife, Inc.’s common stockholders’ equity, excluding the net unrealized investment gains (losses) and defined benefit plans adjustment components of AOCI, net of income tax. MetLife, Inc.’s common stockholders’ equity, excluding AOCI other than FCTA, adjusted for total notable items. Return on MetLife, Inc.'s common stockholders' equity, excluding AOCI other than FCTA: net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.'s average common stockholders' equity, excluding AOCI other than FCTA. Return on MetLife, Inc.’s common stockholders’ equity - net income (loss) available to MetLife, Inc.’s common shareholders divided by MetLife, Inc.’s average common stockholders’ equity. Operating return on MetLife, Inc.'s common stockholders' equity, excluding AOCI other than FCTA: operating earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders' equity, excluding AOCI other than FCTA. 3 (vii)

Explanatory Note on Non-GAAP Financial Information(Continued) Operating return on MetLife, Inc.'s common stockholders' equity: operating earnings available to common shareholders divided by MetLife, Inc.'s average common stockholders' equity. Allocated equity: portion of MetLife, Inc.’s common stockholders’ equity that management allocates to each of its segments and sub-segments based on local capital requirements and economic capital. Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. MetLife management periodically reviews this model to ensure that it remains consistent with emerging industry practice standards and the local capital requirements; allocated equity may be adjusted if warranted by such review. Allocated equity excludes the impact of AOCI other than FCTA. Return on allocated equity: net income (loss) available to MetLife, Inc.’s common shareholders divided by allocated equity. Return on allocated equity, adjusted for total notable items: net income (loss) available to MetLife, Inc.’s common shareholders divided by allocated equity. Operating return on allocated equity: operating earnings available to common shareholders divided by allocated equity. Operating return on allocated equity, adjusted for total notable items: operating earnings available to common shareholders divided by allocated equity. The above measures represent a level of equity consistent with the view that, in the ordinary course of business, MetLife does not plan to sell most investments for the sole purpose of realizing gains or losses. Return on allocated tangible equity: net income (loss) available to MetLife, Inc.’s common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by allocated tangible equity. Return on allocated tangible equity, adjusted for total notable items: net income (loss) available to MetLife, Inc.’s common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by allocated tangible equity. Operating return on allocated tangible equity: operating earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by allocated tangible equity. Operating return on allocated tangible equity, adjusted for total notable items: operating earnings available to common shareholders, excluding amortization of VODA and VOCRA, net of income tax, divided by allocated tangible equity. The above measures are, when considered in conjunction with regulatory capital ratios, a measure of capital adequacy. The following additional information is relevant to an understanding of MetLife’s performance results: MetLife uses a measure of free cash flow to facilitate an understanding of its ability to generate cash for reinvestment into its businesses or use in discretionary capital actions. MetLife defines free cash flow as the sum of cash available at MetLife’s holding companies from dividends from operating subsidiaries, expenses and other net flows of the holding companies (including capital contributions to subsidiaries), and net contributions from debt to be at or below target leverage ratios. This measure of free cash flow is prior to discretionary capital deployment, including common stock dividends and repurchases, debt reduction and mergers and acquisitions. Free cash flow should not be viewed as a substitute for net cash provided by (used in) operating activities calculated in accordance with GAAP. The free cash flow ratio is typically expressed as a percentage of annual operating earnings available to common shareholders. 3 (viii)

Explanatory Note on Non-GAAP Financial Information(Continued) For the historical periods presented, reconciliations of non-GAAP measures used in this presentation to the most directly comparable GAAP measures may be included in this Cautionary Statement on Forward Looking Statements and Non-GAAP Financial Information and/or are on the Investor Relations portion of MetLife’s Internet website. Additional information about MetLife’s historical results is also available on its Internet website in its Quarterly Financial Supplements for the corresponding periods. In this presentation, MetLife may provide forward-looking guidance, including pro forma results related to the separation of MetLife’s U.S. retail business, on its future earnings, premiums, fees and other revenues, earnings per diluted common share, book value per common share, return on common equity and free cash flow (as a percentage of annual operating earnings) on an operating or non-GAAP basis. A reconciliation of the non-GAAP measures to the most directly comparable GAAP measures is not accessible on a forward-looking basis because MetLife believes it is not possible to provide other than a range of net investment gains and losses and net derivative gains and losses, which can fluctuate significantly within or outside the range and from period to period and may have a significant impact on GAAP net income. 3 (ix)

Reconciliations

Return on Allocated Equity 1 3 (xi) 1The Brighthouse Financial segment results are not indicative of Brighthouse Financial, Inc. and related companies on a combined basis; therefore, return on equity calculations and allocated equity for the Brighthouse Financial segment are not presented. 2Total notable items are defined in MetLife, Inc.’s Third Quarter Financial Supplement, September 30, 2016.

Return on Allocated Equity 1, 2 3 (xii) 1Annualized using year-to-date results. 2The Brighthouse Financial segment results are not indicative of Brighthouse Financial, Inc. and related companies on a combined basis; therefore, return on equity calculations and allocated equity for the Brighthouse Financial segment are not presented. 3Total notable items are defined in MetLife, Inc.’s Third Quarter Financial Supplement, September 30, 2016.

4 Agenda Introduction John A. Hall, Senior Vice President, Investor Relations A Changing Company for a Changing World Steven A. Kandarian, Chairman, President & Chief Executive Officer The Course to Value Creation John C.R. Hele, Chief Financial Officer Q&A Closing Remarks Steven A. Kandarian, Chairman, President & Chief Executive Officer

5 The full video is available at http://investor.metlife.com. All other information contained on MetLife’s website is not a part of this presentation.

A Changing Company for a Changing World Steven A. Kandarian Chairman, President & Chief Executive Officer

Our Brand has Always Evolved with Our Business 1967 – 100th Anniversary 1985 Up to 1960s – Tower icon Early 1980s 1997 – present 7

9 A Track Record of Bold Moves Globalization Hidalgo (Mexico) – 2002 Travelers – 2005 Alico – 2010 ProVida (Chile) – 2013 Innovation Group insurance – 1917 Group auto & home – 1975 Separate account guaranteed investment contract – 1989   U.S. medical insurance exit – 1995 Plan to pursue separation of U.S. retail – 2016 Focus

10 MetLife Enterprise Strategy (2012) Drive Toward Customer Centricity and a Global Brand Grow Emerging Markets Build Global Employee Benefits Business Refocus the U.S. Business Global * World-Class * Scale One

11 A Changing External Environment Lower for longer interest rates Regulatory environment Changing customer expectations

3 Cs of Value Creation Customer Delivering differential value throughout customer lifecycle Competitors & Markets Deciding where to play based on competitors and pools of value Cash Measuring and managing for cash generation 12

Accelerating Value Strategic Decisions Decisions 13 RIS Capital budgeting; product re-pricing; mix shift Japan Refocused; reduce costs; stopped Yen whole life Mexico Public market to private market Investments General account invested asset remix U.S. Retail Pursue plan of separation

Deliver the right solutions for the right customers Strengthen distribution advantage Optimize value and risk Drive operational excellence Refreshed MetLife Enterprise Strategy (2016) 14

15 Optimize value and risk Focus on in-force and new business opportunities using Accelerating Value analysis to optimize cash and value, while balancing risk across MetLife

16 Drive operational excellence Drive operational excellence into everything we do to become a more efficient, high performance organization focused on the customer with a disciplined approach to unit cost improvement

17 Strengthen distribution advantage Transform our distribution channels to drive productivity and efficiency through digital enablement, improved customer persistency and deeper customer relationships

18 The full video is available at http://investor.metlife.com. All other information contained on MetLife’s website is not a part of this presentation.

19 Deliver the right solutions for the right customers Use customer insights from targeted segments to deliver differentiated value propositions – products, services and experiences – to win customers and earn their loyalty

Optimize Value and Risk

21 Optimize Value and Risk: 5 Clusters Emerged Financial performance Risk profile Strategic position Materiality Growth engine Balance cash and growth Scale Longer-term play Optimize 1 2 3 4 5 Criteria Clusters

76_84 Strong growth and economics Limited risk Attractive market and advantaged position Key Characteristics Businesses Chile – Life Group Benefits Gulf MetLife Investment Management Mexico Property & Casualty 1 Growth Engine 22

23 The full video is available at http://investor.metlife.com. All other information contained on MetLife’s website is not a part of this presentation.

24 The full video is available at http://investor.metlife.com. All other information contained on MetLife’s website is not a part of this presentation.

1 Accident & Health, foreign currency denominated products. 76_84 Modest growth with good economics 1-2 challenges (e.g. risk) Key Characteristics Businesses Capital Markets Investment Products Japan (A&H, FX)1 Korea MetLife Europe ProVida (Chile) Retirement and Income Solutions 2 Balance Cash and Growth 25

76_84 Growth and improving cash Medium risk Attractive market, developing position Key Characteristics Businesses Argentina China Turkey 26 Scale 3

76_84 Path to growth is slower More uncertainty (e.g. political, execution risk) Key Characteristics Businesses Brazil Russia 27 Longer-Term Play 4

1 Variable annuities. 76_84 Businesses with unclear path to growth Sizable in-force blocks Key Characteristics Businesses MetLife Holdings Other sizable in-force blocks Japan Yen Life U.K. VAs1 28 Optimize 5

MetLife Post-Separation Characteristics Better free cash flow Average free cash flow ratio of 65-75%1 for 2017 and 2018 More predictable Less interest rate sensitivity Greater proportion of international operating earnings 29 1 Excludes anticipated impact of separation of U.S. retail business. This expectation reflects our unit cost improvement program and related investment initiative. It also assumes interest rates follow the observable forward yield curves as of August 30, 2016. We expect separation related events to occur in both 2016 and 2017 and we may further adjust free cash flow in both years for such notable items. See Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information for non-GAAP financial information, definitions and/or reconciliations.

1 Excludes Corporate & Other; for 3Q16 YTD, also excludes Brighthouse Financial segment. 2 Historical reported results have not been modified for current period events, such as the adoption of new accounting pronouncements, and subsequent events, including acquisitions and dispositions, discontinued operations and divested business. See Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information for non-GAAP financial information, definitions and/or reconciliations. 30 Greater Proportion of International Operating Earnings1 20002 20052 20102 3Q16 YTD Post Demutualization Post Hidalgo and Travelers Life Post Alico Pro forma for Separation International U.S.A.

Capital Management Established $3 billion share repurchase authorization Common dividend declared for 4Q16 of $0.40 per share Mergers and acquisitions Strategic deals that clear a risk-adjusted hurdle rate 31

Separation Timeline 32 First Half 2016 Second Half 2016 First Half 2017 Announced Separation Filed Form 10 Launch Spin-off Completed Sale of MPCG Announced Brighthouse Financial Name Announced Sale of MPCG To Mass Mutual

Regulatory Update Oral arguments heard October 24, 2016 Decision anticipated in 2017 Capital buffer for range of outcomes 33

The Course to Value Creation John C.R. Hele Chief Financial Officer

Cash and Capital Philosophy Belongs to the house Request capital for new business Up to holding companies as soon as practical For deployment 36

MetLife Free Cash Flow Components 37 For further information, see “MetLife, Inc. and Other MetLife Holding Companies Sources and Uses of Liquid Assets and Sources and Uses of Liquid Assets included in Free Cash Flow” included in MetLife, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2015. See Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information for non-GAAP financial information, definitions and/or reconciliations. Dividends from operating subsidiaries + Expenses and other net flows of the holding companies – Leverage at ‘AA’ financial strength rating + Available for Common Dividends, Stock Buybacks, Debt Reduction and M&A Free Cash Flow Capital contributions to subsidiaries –

1 IRR = Internal rate of return. Hypothetical Example. For Illustrative Purposes Only. 38 The Balance of IRR1 & Capital to Create Value Hurdle Rate IRR–Hurdle Rate Opportunity C Opportunity B Opportunity A Capital Invested 4 years 7 years 12 years Payback $100M $400M $500M Capital

Not All IRRs are Created Equal Same IRR of 12% 7 Years 15 Years 39 Hypothetical Example. For Illustrative Purposes Only.

The Timing of Cash Flows is Key 5 Year Payback 40 Hypothetical Example. For Illustrative Purposes Only.

41 MetLife New Business Embedded Value1 Capital Deployed ($B) Value Added ($B) IRR Payback (Years) Level Rate Scenario New Business (2015) $2.9 $0.65 12% 8 Segments: U.S., Asia, Latin America, and EMEA 1 New Business Embedded Value is the present value of future profits from new sales.

60% of our 2015 Capital Deployed Above Hurdle Rate 42 IRR below hurdle rate IRR above hurdle rate (0-4%) IRR above hurdle rate (4+%) 2015 New Business Business Units Level Interest Rate Scenario Segments: U.S., Asia, Latin America, and EMEA %

1 Excludes AOCI, other than FCTA, adjusted for total notable items, as defined in MetLife Inc.’s Third Quarter Financial Supplement, September 30, 2016. 2 Annualized using year-to-date results. 3 These are pro-forma results based on MetLife’s anticipated separation of a substantial portion of its former Retail segment, as well as certain portions of its former Corporate Benefit Funding segment and Corporate & Other. Further, the Brighthouse Financial segment results are not indicative of Brighthouse Financial, Inc. and related companies on a combined basis; therefore return on equity calculations and allocated equity for the Brighthouse Financial segment are not presented. See Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information for non-GAAP financial information, definitions and/or reconciliations. Capital Intensity 43 2015 Allocated Equity ($M)1 2015 Operating ROE1 3Q16 YTD Operating ROE1,2 U.S. Group Benefits $2,825 22.4% 23.3% Retirement and Income Solutions $6,471 17.6% 17.0% Property & Casualty $1,765 13.1% 15.2% Asia $11,509 11.7% 11.7% Latin America $3,440 15.7% 18.6% EMEA $3,332 7.0% 9.0% MetLife Holdings $11,450 11.6% 10.1% Corporate & Other3 $2,639 (24.9%) (11.5%) Total ex Brighthouse Financial3 $43,431 11.0% 10.7%

MetLife Holdings Overview Inforce block of business declining No new sales Long-term cash flows Stranded overhead located here 44 $154B of Insurance Liabilities1 1 Future policy benefits, policyholder account liabilities and separate account liabilities as of 3Q16. 2 Long-Term Care and Japan reinsurance are reported as part of “Other” within Life & Other. Life & Other-Separate Account Life & Other-General Account2 Annuities-Separate Account Annuities- General Account

MetLife Holdings Business Objectives Maximize profitability and distributable cash flow Accelerate release of capital and reserves Reduce risk and volatility 45

46 MetLife Holdings Enhancement Levers Contractual Operational Financial Behavioral

$800 Million Net Savings by 2020 47 Stranded Overhead Savings Composition Unit Cost Improvement Gross Net $800M

48 Expense Initiative ($B) 2016 2017 2018 2019 2020 + Savings $0.2 $0.4 $0.7 $0.9 $1.1 Cost ($0.1) ($0.3) ($0.3) ($0.2) Stranded Overhead ($0.2) ($0.2) ($0.3) ($0.3) Net $0.1 ($0.1) $0.2 $0.4 $0.8 Targeting $1.1 Billion of Pre-tax Savings by 2020 See Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information for non-GAAP financial information, definitions and/or reconciliations.

Return on Equity Considerations Recurring investment income Variable investment income Stranded overhead from separation Earn-in of expense savings Capital management 49

50 Operating ROE1 Spread over 10-Year TSY2,3 Avg. Spread 8.4% 4 1 Excludes AOCI, other than FCTA. 2 Historical reported results have not been modified for current period events, such as the adoption of new accounting pronouncements, and subsequent events, including acquisitions and dispositions, discontinued operations and divested business. 3 10-year Treasury yield is average in each period. 4 2015 Operating ROE has been adjusted to exclude a non-cash charge of $792 million, net of income tax, related to an uncertain tax position. 5 Annualized using year-to-date results. See Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information for non-GAAP financial information, definitions and/or reconciliations. 5

Low Interest Rate Balance Sheet Sensitivity 51 MetLife Post Separation 10-Year Treasury Forever at 1.5% GAAP1 <$1.0B Statutory2 <$0.2B 1GAAP charge on a present value basis. 2Statutory capital.

Brighthouse Financial Pro-rata distribution of 80.1% Facilitate valuation of Brighthouse Enable pursuit of retail business model Transparency 52

Recent 8-K Disclosures1 $3.3 billion to $3.8 billion dividend $1.0 billion to $2.0 billion debt pay down over 2017–2018 2016 free cash flow ratio at or above 55–65% Average 2017–2018 free cash flow ratio of 65–75% $3.0 billion to $4.0 billion liquidity buffer at the holding companies 53 1 For further information regarding separation-related financial information, including important debt-issuance and interest rate conditions and other assumptions underlying these transactions, and exclusions of separation-related and notable items from some of these measures, see MetLife, Inc.’s Current Report on Form 8-K dated October 5, 2016 and “Consolidated Company Outlook” in MetLife, Inc.’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2016. See Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information for non-GAAP financial information, definitions and/or reconciliations.

Q&A

Closing Remarks Steven A. Kandarian Chairman, President & Chief Executive Officer

See Cautionary Statement on Forward-Looking Statements and Non-GAAP Financial Information for non-GAAP financial information, definitions and/or reconciliations. Key Takeaways Transforming MetLife Driving free cash flow Resumption of share repurchases 57

Steven A. Kandarian

Chairman, President & Chief Executive Officer

MetLife, Inc.

Steven A. Kandarian is chairman of the board, president and chief executive officer of MetLife, Inc. (NYSE: MET), a leading provider of insurance, annuities and employee benefit programs to approximately 100 million customers in nearly 50 markets around the world. He became president and CEO on May 1, 2011 and chairman of the board of directors on January 1, 2012. For 2015, MetLife had nearly $70 billion in revenue. The company ranked 40th on the most recent FORTUNE 500®.

Kandarian joined MetLife in April 2005 as executive vice president and chief investment officer (CIO). From 2007 to 2012, he also led MetLife’s enterprise-wide strategy, which identified key areas of focus for the company. His direction contributed to MetLife’s global expansion and led to significant cost savings as well as efforts to address the insurance needs of the underserved U.S. middle market.

As CIO, Kandarian oversaw the company’s more than $450 billion general account portfolio and led a number of initiatives that strengthened the portfolio and contributed to MetLife’s bottom line. He enhanced the company’s focus on effective risk management and diversified MetLife’s investment portfolio, in part through the $5.4 billion sale of Peter Cooper Village/Stuyvesant Town in 2006. Under Kandarian’s leadership, MetLife identified the housing bubble early and reduced its exposure to sub-prime mortgage-backed securities, raised the overall quality of its corporate credit portfolio, and increased its focus on low loan-to-value commercial and agricultural mortgages. His efforts helped MetLife emerge from the 2008 credit crisis with the financial strength to complete the company’s $16.4 billion purchase of Alico.

From 2001 to 2004, Kandarian was executive director of the Pension Benefit Guaranty Corporation (PBGC). During his tenure, he made the public case for comprehensive reform of the pension funding rules to put the defined benefit system and the PBGC on a sound financial footing, helping to lay the groundwork for the enactment of the Pension Protection Act of 2006.

Previously, Kandarian was founder and managing partner of Orion Partners, LP, a private equity firm based in the Boston area. Earlier he was managing director of Lee Capital Holdings. He began his career as an investment banker with Houston-based Rotan Mosle, Inc.

Kandarian is a board member of the Damon Runyon Cancer Research Foundation, the Institute of International Finance, the Lincoln Center for the Performing Arts, Neuberger Berman and the Partnership for New York City. He is a member of the Business Council and the Business Roundtable. Kandarian earned his B.A. from Clark University, J.D. from Georgetown University Law Center, and M.B.A. from Harvard Business School.

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John C. R. Hele

Executive Vice President & Chief Financial Officer

MetLife, Inc.

John Hele is executive vice president & chief financial officer for MetLife, Inc. and a member of the company’s executive group. Appointed to this position in September 2012, Hele oversees all financial management matters for MetLife, including financial reporting, treasury, corporate actuarial, tax, investor relations as well as mergers and acquisitions.

Prior to joining MetLife, Hele was executive vice president, chief financial officer and treasurer of Arch Capital Group Ltd., a public limited liability company that writes insurance and reinsurance globally through operations in Bermuda, the United States, Europe and Canada.

Prior to joining Arch Capital in 2009, Hele was chief financial officer and a member of the executive board of ING Group N.V., one of the largest global financial services companies. As CFO, Hele was based in Amsterdam and had responsibility for a financial function on five continents. He was also responsible for financial controls and reporting as well as capital management and tax reporting. During his six-year tenure at ING, Hele was also deputy chief financial officer, general manager, and chief insurance risk officer, responsible for global insurance risk management. Hele also served as group actuary.

Hele served as founder, president and chief executive officer of Worldinsure, Bermuda, a technology company that automated life insurance underwriting, from 1999 to 2003. Prior to that, he spent 11 years with Merrill Lynch in investment banking, marketing and finance positions in the U.S. In his last role at Merrill Lynch, Hele was responsible for providing strategic and financing advice to leading life insurance chief executive officers and chief financial officers in North and South America. Before joining Merrill Lynch, Hele held various actuarial, finance and business roles at Crown Life in Toronto.

Hele has been a member of the CFO Forum in Europe, the chair of the Chief Risk Officer Forum, and is a Fellow in the Society of Actuaries. He holds a bachelor’s degree in mathematics from the University of Waterloo, Ontario, Canada.

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John A. Hall

Senior Vice President, Investor Relations MetLife

John Hall is senior vice president and head of investor relations for MetLife, Inc., a global provider of life insurance, annuities, employee benefits and asset management, serving approximately 100 million customers. Appointed to this position in June 2016, Hall manages and coordinates the presentation of MetLife’s financial results, messages and strategies to the analyst and investor community.

Prior to joining MetLife, Hall was a managing director and senior insurance analyst in the Equity Research department at Wells Fargo Securities as well as a member of the Equity Research management team. He led a team of analysts dedicated to the coverage of the Life Insurance and Property & Casualty Insurance sectors. John spent more than 20 years as a sell-side equity analyst with lead equity analyst positions at the Prudential Equity Group, Alex. Brown & Sons and Northington Partners. During his Wall Street career, John had been recognized repeatedly by The Wall Street Journal for stock picking in the life insurance, property & casualty insurance, and asset management sectors. Prior to starting his career on the sell side, John worked in business planning and financial analysis at John Hancock Financial Services. He is the past president and has served as a board member of the Association of Insurance Financial Analysts. John earned his BS in accounting from Rutgers College and his MBA in finance from the Rutgers Graduate School of Management.

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